UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2017

SANGAMO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-30171	68-0359556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Canal Blvd Richmond, California 94804

(Address of Principal Executive Offices) (Zip Code)

(510) 970-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 21, 2017, Sangamo Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC and Wells Fargo Securities, LLC as the representatives of the several underwriters named therein (the “Underwriters”), which provides for the issuance and sale in an underwritten public offering (the “Offering”) by the Company and the purchase by the Underwriters of 10,000,000 shares of common stock of the Company (the “Common Stock”). The shares in the Offering were sold at a public offering price of $7.25 per share. The Company also granted the Underwriters an option to purchase up to 1,500,000 additional shares of Common Stock at the public offering price less the underwriting discounts and commissions. The Company estimates that the net proceeds from the offering will be approximately $67.9 million, after deducting underwriting discounts and commissions and offering expenses payable by the Company, and assuming no exercise of the option by the Underwriters to purchase additional shares.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-218294) and the prospectus dated June 9, 2017 included in such registration statement, as supplemented by a preliminary prospectus supplement dated June 20, 2017 and a final prospectus supplement dated June 21, 2017.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference. A copy of the opinion of Morgan, Lewis & Bockius LLP relating to the legality of the issuance and sale of the shares is attached as Exhibit 5.1 hereto.

On June 21, 2017, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached herewith:

Exhibit	Description

1.1	Underwriting Agreement, dated as of June 21, 2017

5.1	Opinion of Morgan, Lewis & Bockius LLP

99.1	Press release, dated as of June 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2017

SANGAMO THERAPEUTICS, INC.

By:	/s/ Alexander D. Macrae
Name:	Alexander D. Macrae
Title:	President, Chief Executive Officer